Exhibit 4.2

Non-Voting Common Stock Shares
No. of shares

[HCSB FINANCIAL CORPORATION LOGO]

HCSB FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA

This certifies that

 is the owner of

Shares of Non-voting Capital Stock of HCSB Financial Corporation, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed, by facsimile.

Dated:

/s/ Jan H. Hollar	[Corporate Seal]	/s/ D. Singleton Bailey
Jan H. Hollar		D. Singleton Bailey
President/CEO		Secretary

[Countersigned]
BROADRIDGE CORPORATE ISSUER SOLUTIONS INC.
1717 ARCH ST., STE 1300 PHILADELPHIA, PA 19103 /
Transfer Agent /
Authorized Signature

HCSB FINANCIAL CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian	(Minor)
TEN ENT	—	as tenants by the entireties	under Uniform Gifts to Minors Act		(State)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the list.

For value received,                                                               hereby sells, assigns and transfers unto

Please insert Social Security or Other Identifying Number of Assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.